UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-09237

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Advisors Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Chairman,
CEO and Co-CIO
Calamos Advisors LLC,
2020 Calamos Court,
Naperville, Illinois
60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: December 31, 2014

DATE OF REPORTING PERIOD: January 1, 2014 through June 30, 2014

ITEM 1. REPORT TO SHAREHOLDERS.

Experience and Foresight

About Calamos Investments

For more than 35 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer investment portfolios to suit a variety of asset allocation needs. For example, our mutual funds include equity, fixed income and alternative funds. We offer U.S. funds, as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline and by our conscientious research.

We believe that an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to manage risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe that globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we seek to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Contract Owners

JOHN P. CALAMOS, SR.

CEO and Global Co-CIO

Dear Contract Holder:

Welcome to your semiannual report for the six-month period ended June 30, 2014. In this report, you will find commentary from the Calamos Investment Management Team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Growth and Income Portfolio. As we will discuss in this report, we believe that we will continue to see the upside for equities and convertibles in the second half of the year, particularly those of growth companies. However, we do anticipate some complacency in the market, which could contribute to short-term volatility and market rotation when something unexpected does occur. As we will discuss, we believe that our active approach, supported by rigorous research, fits well in this environment.

Economic and Market Review

Although the markets advanced, they were choppy and rotational during the period. In mid-March, market participants became concerned that U.S. interest rates might rise more rapidly than had been generally expected. This led to a sell-off in the stocks of growth companies where the majority of earnings and cash flows may not be realized for many years, including many of the growth stocks that had led in the previous months.

As the period came to a close, market participants seemed to become more confident in the recovery. Market participants took the weather induced U.S. economic decline in stride, choosing to focus on better news elsewhere, such as continued growth in payrolls, the sustained rebound in auto sales, strength in manufacturing, brisk acquisition activity, and all-time highs for corporate profit margins. Further, the Federal Reserve’s communications focused on the need to keep rates low for a long time, and this consistent and transparent message seemed to soothe investors.

Outlook: Global Recovery

In our view, U.S. economic growth will likely be in the 2.5% to 3.0% range for the second half of year. We believe the U.S. economy is in the middle innings of its recovery, positioned for continued steady expansion over these next few years. We expect growth to accelerate during the second half of 2014, as warmer weather, an improving job

1

Letter to Contract Owners

market, and positive wealth effects support the housing market and consumer spending. We believe global outsourcing and productivity enhancements can help support corporate profit margins.

We believe that companies also will benefit from global economic recovery. A global backdrop of low inflation and slow economic growth should support accommodative monetary policy, which would benefit stocks and equity-sensitive convertible securities.

Our View of Opportunities

We think that even in a bull market that has room to run, we should guard against the market complacency that could give way to short-term volatility. Accordingly, we are maintaining what we believe to be well-balanced portfolios that emphasize both secular and cyclical growth opportunities, while avoiding significant sector concentration. Although we believe we have entered a growth regime, we are approaching the highest-growth names with added caution and we have sought to manage position sizes by selling some holdings with the higher price-to-earnings ratios.

We think convertible securities may be more effective than government bonds for addressing the potential risks of an overly complacent market. We are encouraged by trends we see in the global convertible market, including the U.S., as well as by the potential for continued solid issuance in the second half of 2014. We believe our use of convertible securities to provide market upside participation with downside resilience will prove advantageous. Moreover, convertible securities typically have been less vulnerable to rising rates than government bonds, which we believe should be a key investor consideration ahead of an eventual rise in rates.

Asset Allocation Strategies in an Evolving Environment

I often speak with investors who ask about how they should be responding to the near-term changes in the economic environment. My advice typically focuses on looking through the short-term ups and downs and staying focused on longer-term growth trends and the broad economic landscape. Investors who time the markets are likely to get whipsawed—missing the upside and capturing the downside.

It’s also important to be prepared for both opportunity and volatility. This preparedness may take many forms, including creating a strong foundation with core strategies that seek lower-volatility equity market participation. We believe the Growth and Income Portfolio is an important part of that foundation.

In closing, I believe that this is an environment where active management and rigorous research will drive investment results. Our team is committed to serving your interests by identifying what we believe to be the most compelling investments in the global economy. We encourage you to visit us at www.calamos.com for our most recent outlook, portfolio insights and commentary from our investment team.

2	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Letter to Contract Owners

Sincerely,

John P. Calamos, Sr.

CEO and Global Co-CIO,

Calamos Advisors LLC

3

Investment Team Discussion

SECTOR WEIGHTINGS
Information Technology	20.7%
Financials	16.9
Health Care	14.9
Consumer Discretionary	13.6
Industrials	11.0
Energy	9.8
Consumer Staples	5.2
Utilities	2.0
Materials	1.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Portfolio may hold.

CALAMOS GROWTH AND INCOME PORTFOLIO

INVESTMENT TEAM DISCUSSION

What is the Portfolio’s investment strategy?

Calamos Growth and Income Portfolio invests in a combination of stocks, convertible securities and bonds of primarily U.S. companies to offer a total return-oriented investment that seeks to keep a consistent balance of risk and reward through full market cycles. As we focus on managing volatility, our goal is for the Portfolio to participate in a greater portion of equity market upside than downside over the long term.

Please discuss the Portfolio’s low-volatility* characteristics.

We believe the Portfolio’s historical low-volatility characteristics are a by-product of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers an investment’s historic volatility versus the market, which is assigned a beta of 1.0. An investment with half the volatility of the market would have a beta of 0.5, while an investment with at beta of 2.0 would have twice the volatility of the market.

Since its inception, the Portfolio has had a beta of 0.72 versus the S&P 500 Index. The Portfolio has therefore outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility than the equity markets. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

Although our strategy is compared to an all-equity benchmark, we typically invest a portion of the Portfolio in securities that exhibit less volatility, such as convertible securities. This tends to offer lower downside capture, which is a critical part of our risk management process, but it can also cause the Portfolio returns to lag the benchmark return during periods of strong market performance. Through this focus on risk management, we have been able to provide investors a less volatile equity investment, as measured by beta, that has outperformed the passive benchmark in most of the standard time periods going back to inception.

*	The Portfolio’s historical performance has exhibited lower volatility, as measured by beta and standard deviation, over the life of the Portfolio. The Portfolio’s investment objective does not seek to reduce volatility, and as a result, the Portfolio may experience volatility in some market conditions. (Source for beta and standard deviation is Morningstar, Inc.)

4	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Investment Team Discussion

MANAGING RISK OVER MARKET CYCLES

The Growth and Income Portfolio historically has captured a significant amount of upside during bull markets and limited losses when markets have plunged.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns are net of all fees and expenses incurred by the Portfolio.

Upside capture ratio measures a manager’s performance in up markets relative to the named index itself. It is calculated by taking the security’s upside capture return and dividing it by the benchmark’s upside capture return. Downside capture ratio measures a manager’s performance in down markets relative to the named index. A down-market is defined as those periods (months or quarters) in which named index return is less than 0. The downside capture ratio tells you what percentage of the downmarket was captured by the manager. For example, if the ratio is 110%, the manager has captured 110% of the down-market and therefore underperformed the market on the downside. Source: State Street Corporation and Lipper, Inc.

Please describe the Portfolio’s participation in up and down markets since its inception.

There are a variety of ways to express up- and down-market capture, whether it’s calculated daily, monthly, quarterly, etc., or based on longer-term up- and down-market trends. The chart demonstrates how the Portfolio performed through a few distinct market periods. In the five major market periods shown, the Portfolio has participated in the upside movements of the equity market while limiting the downside exposure during times of tumult.

What factors influenced performance over the period?

We continue to structure the Portfolio with a combination of common equities and equity-sensitive convertible securities. This same structure has allowed us to capture the majority of the equity market’s upside with a lower overall volatility over full market cycles. Convertibles are a diversified source of

5

Investment Team Discussion

alpha for the strategy and may provide the benefits of a hedge to downside risk as their fixed-income characteristics work in conjunction with the equities.

During the period, the Portfolio had a positive return and captured a large amount of the strong equity market upside. For most of the six-month period, equities and equity-sensitive securities, including convertible bonds, delivered solid gains as investors continued to exhibit demand for securities reflecting generally improved economic conditions. Reflecting this environment, sectors such as energy, health care and information technology performed well.

However, there were hurdles to clear. During parts of March and April, the equity market experienced a swift sector rotation and change in leadership. Higher growth and more cyclical sectors, such as technology, consumer discretionary and health care (especially biotech), each trailed the broad market and posted losses. Instead, investors rotated into more defensive market areas with consumer staples, utilities, telecom and energy outperforming. Yet, as the remainder of the period unfolded, investors moved back into higher growth securities which resulted in strong market performance and new highs being achieved by the market.

From an economic sector perspective, the Portfolio’s selection in the energy sector contributed to returns. Specifically, holdings in the oil and gas exploration and production industry outperformed relative to the S&P 500 Index. An underweight position and selection in the consumer staples sector also added value, as did an overweight position and selection within health care.

Selection within information technology proved disadvantageous. In particular, holdings in the internet software and services industry lagged. We continue to favor investments in technology due to excellent growth potential and higher relative cash flow characteristics. In addition, the Portfolio’s selection within the financials sector detracted from the Portfolio’s performance. Specifically, holdings in the asset management and custody banks industry underperformed relative to the S&P 500 Index.

How is the Portfolio positioned?

The Portfolio is positioned to reflect our constructive market outlook and holds a balance between cyclical and secular growth opportunities. Our focus remains on higher growth businesses, in sectors such as information technology, health care, consumer discretionary and financials. We believe our holdings will benefit from tailwinds such as mobility and innovation, open access to information and entertainment, productivity enhancements and global infrastructure demand. Our holdings generally exhibit an attractive growth profile, increasing return on invested capital, a solid balance sheet, a compelling business model, and alignment with key secular themes.

At the same time, we remain mindful of risk and disciplined on valuations, while being cognizant of the potential impact of rising interest rates on high long-term growth, longer-duration equities. While the stock market can at times be unforgiving, the U.S. economy continues to grow and, therefore, we believe that this remains a good environment for growth equities. We believe a fundamentally-driven market environment should favor our higher growth and more active approach.

We are actively managing sector exposures in conjunction with our fundamental, bottom-up research. Although we have been active in many sectors, absolute and relative changes to the Portfolio have been minor. Among the changes, we added holdings in the financials and health care sectors. Regarding financials, consumer balance sheets in repair, a healing housing market and strengthened global growth all support our more constructive outlook for the sector. Within health care, we favor companies who demonstrate leadership in health care consumerism, as well as health care innovators seeking growth opportunities within the developing markets.

We reduced our weighting toward the information technology sector to pursue better opportunities with more attractive risk/reward profiles. As stated above, we continue to look favorably upon the growth catalysts within the sector. We currently believe many industries within technology to benefit from long-term growth

6	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Investment Team Discussion

themes, including productivity enhancement and the demand for enhanced mobility and connectivity by businesses and consumers.

The Portfolio’s largest allocations in absolute terms include the information technology, financial and health care sectors. Relative to the S&P 500 Index, the Portfolio’s largest overweight allocation is to the information technology sector, and its largest underweight allocation is to consumer staples.

GROWTH OF $ 10,000 FOR 10 YEAR PERIOD ENDED 6/30/14

AVERAGE ANNUAL TOTAL RETURN† FOR THE PERIOD ENDED 06/30/14

6 MONTHS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
5.00%	18.49%	7.33%	12.29%	6.59%

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns are net of all fees and expenses incurred by the Portfolio.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average, assuming reinvestment of income and capital gain distributions. Returns do not reflect sales charges, expenses and fees assessed in connection with the variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return to the contract or policy owner.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

2	The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Source: Mellon Analytical Solutions, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

7

Expense Overview

EXPENSE OVERVIEW

As a contract or policy owner, you incur certain costs. Because the Portfolio is a funding vehicle for annuities, policies and eligible plans, you may also incur sales charges and other fees related to your annuity, policy or eligible plan. In addition, the Portfolio incurs transaction costs and ongoing costs, including management fees, and other fund expenses, such as audit, legal and custodian fees.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2014 to June 30, 2014. It is intended to help you understand the ongoing cost associated with investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts to the examples table:

Actual

In this part of the table, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period from January 1, 2014 to June 30, 2014, the period covered by this report. This table also shows the actual returns, after expenses, you would have earned during that time. This table can help you estimate your own expenses. For example, if you invested $8,600 in the Portfolio, simply divide $8,600 by $1,000, then multiply that result by the figure in the “Actual Expenses per $1,000” row. In this example, you would multiply 8.6 by the figure.

Hypothetical

In this part of the table, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from January 1, 2014 to June 30, 2014 and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this table, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the table. Note that this table will not help you determine your own expenses, but will help you compare expenses of the Portfolio to the expenses of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

8	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Expense Overview

The actual and hypothetical examples assume a $1,000 investment at the beginning of the period, January 1, 2014, and held through June 30, 2014.
Actual Expenses per $1,000*	$7.07
Actual – Ending Balance	$1,050.00

Hypothetical Expenses per $1,000*	$6.95
Hypothetical – Ending Value	$1,017.90

Annualized Expense Ratio	1.39%

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365.

9

Schedule of Investments    June 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (29.3%)
	Consumer Discretionary (7.2%)
70,000	HomeAway, Inc.* 0.125%, 04/01/19	$68,250
200,000	Iconix Brand Group, Inc. 1.500%, 03/15/18	290,256
215,000	Jarden Corp.* 1.125%, 03/15/34	219,976
270,000	Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)§ 0.750%, 03/30/43	363,596
100,000	Liberty Media Corp.* 1.375%, 10/15/23	102,483
115,000	MGM Resorts International 4.250%, 04/15/15	169,404
400,000	Priceline Group, Inc. 1.000%, 03/15/18	569,154
	Ryland Group, Inc.
135,000	0.250%, 06/01/19^	124,153
45,000	1.625%, 05/15/18	63,131
50,000	Tesla Motors, Inc. 1.250%, 03/01/21	48,397

		2,018,800

	Energy (1.4%)
150,000	Helix Energy Solutions Group, Inc. 3.250%, 03/15/32	202,987
150,000	Hornbeck Offshore Services, Inc.^ 1.500%, 09/01/19	181,951

		384,938

	Financials (2.1%)
130,000	Ares Capital Corp. 5.750%, 02/01/16	139,039
70,000	FXCM, Inc. 2.250%, 06/15/18	72,574
	MGIC Investment Corp.
119,000	5.000%, 05/01/17	139,637
96,000	2.000%, 04/01/20	143,408
75,000	Portfolio Recovery Associates, Inc.* 3.000%, 08/01/20	89,765

		584,423

	Health Care (9.5%)
80,000	BioMarin Pharmaceutical, Inc.^ 1.500%, 10/15/20	84,294
130,000	Cepheid, Inc.* 1.250%, 02/01/21	134,938
	Cubist Pharmaceuticals, Inc.*
175,000	1.125%, 09/01/18	196,465
90,000	1.875%, 09/01/20	102,802
100,000	Gilead Sciences, Inc. 1.625%, 05/01/16	365,669

PRINCIPAL AMOUNT		VALUE
125,000	Hologic, Inc.‡ 2.000%, 12/15/37	$156,853
350,000	Illumina, Inc.* 0.000%, 06/15/19	359,861
70,000	Insulet Corp. 2.000%, 06/15/19	77,564
135,000	Medidata Solutions, Inc.* 1.000%, 08/01/18	144,714
187,000	Molina Healthcare, Inc. 1.125%, 01/15/20	233,858
200,000	Salix Pharmaceuticals, Ltd. 1.500%, 03/15/19	392,518
285,000	WellPoint, Inc. 2.750%, 10/15/42	438,341

		2,687,877

	Industrials (1.4%)
85,000	Air Lease Corp. 3.875%, 12/01/18	128,043
250,000	Siemens, AG 1.050%, 08/16/17	278,790

		406,833

	Information Technology (6.1%)
36,000	Concur Technologies, Inc. 0.500%, 06/15/18	40,275
125,000	Electronic Arts, Inc. 0.750%, 07/15/16	157,532
70,000	Finisar Corp.* 0.500%, 12/15/33	69,065
60,000	Infinera Corp. 1.750%, 06/01/18	63,750
135,000	Palo Alto Networks, Inc.* 0.000%, 07/01/19	139,354
140,000	Salesforce.com, Inc. 0.250%, 04/01/18	160,587
350,000	SanDisk Corp.* 0.500%, 10/15/20	442,088
260,000	ServiceNow, Inc.* 0.000%, 11/01/18	286,851
91,000	SunEdison, Inc.* 0.250%, 01/15/20	97,628
70,000	Take-Two Interactive Software, Inc.^ 1.750%, 12/01/16	91,496
	Workday, Inc.
110,000	0.750%, 07/15/18	140,070
30,000	1.500%, 07/15/20	39,628

		1,728,324

	Materials (1.6%)
145,000	Cemex, SAB de CV 3.250%, 03/15/16	211,400
100,000	Glencore Finance Europe, SA 5.000%, 12/31/14	110,886

10	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    June 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE
120,000	RTI International Metals, Inc. 1.625%, 10/15/19	$119,975

		442,261

	TOTAL CONVERTIBLE BONDS (Cost $7,051,889)	8,253,456

SYNTHETIC CONVERTIBLE SECURITIES (4.1%)¤
Corporate Bonds (3.4%)
	Consumer Discretionary (1.9%)
	DISH DBS Corp.
70,000	5.875%, 07/15/22	76,125
70,000	5.125%, 05/01/20	74,025
140,000	Expedia, Inc. 5.950%, 08/15/20	158,593
60,000	Icahn Enterprises, LP 4.875%, 03/15/19	61,913
140,000	L Brands, Inc. 5.625%, 02/15/22	151,812
20,000	PVH Corp. 4.500%, 12/15/22	19,763

		542,231

	Energy (0.2%)
54,000	EPL Oil & Gas, Inc. 8.250%, 02/15/18	57,848

	Financials (0.3%)
70,000	Neuberger Berman Group, LLC* 5.875%, 03/15/22	75,162

	Health Care (0.4%)
65,000	Endo Finance, LLC & Endo Finco, Inc.* 7.000%, 07/15/19	69,672
40,000	Salix Pharmaceuticals, Ltd.* 6.000%, 01/15/21	43,350

		113,022

	Industrials (0.2%)
59,000	Actuant Corp. 5.625%, 06/15/22	62,208

	Information Technology (0.4%)
20,000	ACI Worldwide, Inc.* 6.375%, 08/15/20	21,125
75,000	Brocade Communications Systems, Inc. 4.625%, 01/15/23	73,031

		94,156

	TOTAL CORPORATE BONDS	944,627

NUMBER OF CONTRACTS		VALUE
Purchased Options (0.7%)#
	Consumer Discretionary (0.1%)
15	Michael Kors Holdings, Ltd. Call, 01/17/15, Strike $65.00	37,200

NUMBER OF SHARES		VALUE

	Information Technology (0.6%)
50	Facebook, Inc. Call, 01/17/15, Strike $67.50	$35,750
4	Google, Inc. Call, 01/17/15, Strike $865.00	121,520

		157,270

	TOTAL PURCHASED OPTIONS	194,470

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $1,011,942)	1,139,097

CONVERTIBLE PREFERRED STOCKS (9.8%)
	Energy (1.4%)
310	Chesapeake Energy Corp.* 5.750%	395,541

	Financials (3.1%)
4,900	Affiliated Managers Group, Inc. 5.150%	309,006
1,380	American Tower Corp. 5.250%	146,832
1,375	Crown Castle International Corp. 4.500%	140,140
9,000	MetLife, Inc. 5.000%	287,640

		883,618

	Industrials (3.3%)
1,100	Genesee & Wyoming, Inc. 5.000%	148,935
11,900	United Technologies Corp. 7.500%	775,761

		924,696

	Utilities (2.0%)
2,800	Dominion Resources, Inc. 6.375%	146,790
2,800	Exelon Corp. 6.500%	150,360
4,000	NextEra Energy, Inc. 5.889%	259,960

		557,110

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,288,601)	2,760,965

COMMON STOCKS (52.5%)
	Consumer Discretionary (4.4%)
1,050	Amazon.com, Inc.#~	341,019
9,000	D.R. Horton, Inc.	221,220
4,100	Home Depot, Inc.	331,936
2,860	Nike, Inc. - Class B	221,793

See accompanying Notes to Schedule of Investments	11

Schedule of Investments    June 30, 2014 (Unaudited)

NUMBER OF SHARES		VALUE
1,100	PVH Corp.	$128,260

		1,244,228

	Consumer Staples (5.2%)
14,454	Coca-Cola Company~	612,271
2,125	Costco Wholesale Corp.	244,715
6,500	Mondelez International, Inc. - Class A	244,465
1,550	Philip Morris International, Inc.	130,681
3,000	Walgreen Company	222,390

		1,454,522

	Energy (6.8%)
1,525	Anadarko Petroleum Corp.	166,942
210	Antero Resources Corp.#	13,782
1,350	Continental Resources, Inc.#	213,354
2,400	EOG Resources, Inc.	280,464
2,900	National Oilwell Varco, Inc.	238,815
4,280	Occidental Petroleum Corp.	439,256
4,800	Schlumberger, Ltd.	566,160

		1,918,773

	Financials (11.4%)
4,000	American International Group, Inc.	218,320
3,000	Arthur J. Gallagher & Company	139,800
7,800	Citigroup, Inc.	367,380
4,018	First Republic Bank~	220,950
7,500	Franklin Resources, Inc.~	433,800
915	Goldman Sachs Group, Inc.	153,207
11,000	JPMorgan Chase & Company	633,820
4,300	State Street Corp.	289,218
1,700	T. Rowe Price Group, Inc.	143,497
11,800	Wells Fargo & Company	620,208

		3,220,200

	Health Care (5.0%)
3,320	Celgene Corp.#	285,122
875	Gilead Sciences, Inc.#	72,546
6,900	Johnson & Johnson	721,878
3,000	Merck & Company, Inc.	173,550
1,450	Zimmer Holdings, Inc.	150,597

		1,403,693

	Industrials (6.1%)
1,680	Boeing Company~	213,746
1,850	Cummins, Inc.	285,437
1,580	Dover Corp.	143,701
7,400	Eaton Corp., PLC	571,132
3,400	Union Pacific Corp.	339,150
1,450	United Parcel Service, Inc. - Class B	148,857

		1,702,023

NUMBER OF SHARES		VALUE

	Information Technology (13.6%)
3,659	Accenture, PLC - Class A	$295,794
14,000	Apple, Inc.~	1,301,020
10,235	eBay, Inc.#~	512,364
5,200	MasterCard, Inc. - Class A	382,044
6,850	Microsoft Corp.	285,645
7,900	Oracle Corp.	320,187
4,650	QUALCOMM, Inc.	368,280
4,500	Texas Instruments, Inc.	215,055
1,500	VMware, Inc. - Class A#	145,215

		3,825,604

	TOTAL COMMON STOCKS (Cost $11,061,622)	14,769,043

SHORT TERM INVESTMENT (4.8%)
1,340,890	Fidelity Prime Money Market Fund - Institutional Class (Cost $1,340,890)	1,340,890

NUMBER OF SHARES/PAR		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (1.7%)
69,636	Fidelity Prime Fund	69,636
73,012	Goldman Sachs Financial Square Fund	73,012
91,264	Morgan Stanley Institutional Liquidity Fund	91,264
114,080	U.S Treasury Bill 0.015%, 07/03/14	114,080
114,080	U.S Treasury Bill 0.005%, 07/24/14	114,080
22,816	U.S Treasury Bill 0.005%, 07/17/14	22,816

TOTAL INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $484,888)		484,888

TOTAL INVESTMENTS (102.2%) (Cost $23,239,832)		28,748,339

PAYABLE UPON RETURN OF SECURITIES LOANED (-1.7%)		(484,888)

LIABILITIES, LESS OTHER ASSETS (-0.5%)		(133,281)

NET ASSETS (100.0%)		$28,130,170

12	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    June 30, 2014 (Unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTE RPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Brown Brothers Harriman & Company	British Pound Sterling	07/17/14	3,000	$5,134	$(98)
Citibank N.A.	British Pound Sterling	07/17/14	29,000	49,625	(1,155)
UBS AG	British Pound Sterling	07/17/14	10,000	17,112	(125)
Brown Brothers Harriman & Company	European Monetary Unit	07/17/14	71,000	97,226	1,360
Citibank N.A.	European Monetary Unit	07/17/14	5,000	6,847	(35)
UBS AG	European Monetary Unit	07/17/14	13,000	17,802	(102)
Brown Brothers Harriman & Company	Mexican Peso	07/17/14	655,000	50,435	188
Citibank N.A.	Mexican Peso	07/17/14	259,000	19,943	(34)
Northern Trust Company	Mexican Peso	07/17/14	1,383,000	106,490	(1,580)

					$(1,581)

COUNTER PARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Bank of America N.A.	European Monetary Unit	07/17/14	9,000	$12,324	$73
Citibank N.A.	European Monetary Unit	07/17/14	5,000	6,847	(5)
Northern Trust Company	European Monetary Unit	07/17/14	7,000	9,586	31
Citibank N.A.	Mexican Peso	07/17/14	149,000	11,473	52

					$151

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Portfolio. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

^	Security, or portion of security, is on loan.

‡	Variable rate or step bond security. The rate shown is the rate in effect at June 30, 2014.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $399,894.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	13

Statement of Assets and Liabilities    June 30, 2014 (Unaudited)

ASSETS
Investments in securities, at value (cost $23,239,832)	$28,748,339
Cash with custodian (interest bearing)	2,500
Receivables:
Accrued interest and dividends	63,419
Investments sold	6,156
Portfolio shares sold	18,962
Prepaid expenses	2,258
Unrealized appreciation on forward foreign currency contracts	1,704
Other assets	89,733
Total assets	28,933,071
LIABILITIES
Payables:
Cash collateral for securities loaned	484,888
Investments purchased	158,450
Portfolio shares redeemed	12,341
Unrealized depreciation on forward foreign currency contracts	3,134
Affiliates:
Investment advisory fees	17,180
Deferred compensation to trustees	89,733
Financial accounting fees	264
Trustees’ fees and officer compensation	318
Other accounts payable and accrued liabilities	36,593
Total liabilities	802,901
NET ASSETS	$28,130,170
COMPOSITION OF NET ASSETS
Paid in capital	$21,762,061
Undistributed net investment income (loss)	(76,283)
Accumulated net realized gain (loss) on investments and foreign currency transactions	937,316
Unrealized appreciation (depreciation) of investments and foreign currency translations	5,507,076
NET ASSETS	$28,130,170
Shares outstanding (no par value; unlimited number of shares authorized)	1,757,938
Net asset value and redemption price per share	$16.00

14	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Operations    Six Months Ended June 30, 2014 (Unaudited)

INVESTMENT INCOME
Interest	$198,425
Dividends	175,388
Securities lending income	63
Total investment income	373,876

EXPENSES
Investment advisory fees	103,741
Audit fees	27,448
Legal fees	18,586
Printing and mailing fees	11,297
Accounting fees	7,052
Trustees’ fees and officer compensation	6,776
Custodian fees	6,186
Transfer agent fees	4,320
Financial accounting fees	1,589
Other	5,078
Total expenses	192,073
NET INVESTMENT INCOME (LOSS)	181,803

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	801,922
Purchased options	(30,580)
Foreign currency transactions	(11,940)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	404,249
Purchased options	(297)
Foreign currency translations	8,301
NET GAIN (LOSS)	1,171,655
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,353,458

See accompanying Notes to Financial Statements	15

Statements of Changes in Net Assets

	(UNAUDITED) SIX MONTHS ENDED JUNE 30, 2014	YEAR ENDED DECEMBER 31, 2013
OPERATIONS
Net investment income (loss)	$181,803	$367,967
Net realized gain (loss)	759,402	1,638,919
Change in unrealized appreciation/(depreciation)	412,253	2,087,682
Net increase (decrease) in net assets resulting from operations	1,353,458	4,094,568

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(110,017)	(293,138)
Net realized gains	(332,653)	(1,216,869)
Total distributions	(442,670)	(1,510,007)

CAPITAL SHARE TRANSACTIONS
Issued	991,187	1,715,352
Issued in reinvestment of distributions	442,670	1,510,007
Redeemed	(2,385,368)	(4,284,058)
Net increase (decrease) in net assets from capital share transactions	(951,511)	(1,058,699)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(40,723)	1,525,862

NET ASSETS
Beginning of period	$28,170,893	$26,645,031
End of period	28,130,170	28,170,893
Undistributed net investment income (loss)	$(76,283)	$(148,069)

CAPITAL SHARE TRANSACTIONS
Shares issued	64,217	113,855
Shares issued in reinvestment of distributions	28,488	99,764
Shares redeemed	(155,067)	(287,081)
Net increase (decrease) in capital shares outstanding	(62,362)	(73,462)

16	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Notes to Financial Statements    (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization.  CALAMOS ADVISORS TRUST (the “Trust”), a Massachusetts business trust organized February 17, 1999, consists of a single series, Calamos Growth and Income Portfolio (the “Portfolio”), and commenced operations on May 19, 1999. The Trust currently offers the Portfolio’s shares to certain life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. The Portfolio seeks high long-term total return through growth and current income.

Portfolio Valuation.  The valuation of the Portfolio’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principle exchange at the time each Portfolio determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Portfolio determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principle exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Portfolio determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Portfolio’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Portfolio also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Portfolio’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

17

Notes to Financial Statements    (Unaudited)

When fair value pricing of securities is employed, the prices of securities used by the Portfolio to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions.  Investment transactions are recorded on a trade date basis as of June 30, 2014. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds.  Expenses directly attributable to the Portfolio are charged to the Portfolio; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos ETF Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes.  No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Portfolio’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Portfolio recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2010 – 2013 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications.  Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio’s management expects the risk of material loss in connection with a potential claim to be remote.

18	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

Note 2 – Investment Adviser and Transactions With Affiliates or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Portfolio pays a monthly investment advisory fee based on the average daily net assets of the Portfolio at the annual rate of 0.75%.

Pursuant to a financial accounting services agreement, during the period, the Portfolio paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, Calamos ETF Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Portfolio pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Portfolio reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statement of Operations.

Pursuant to an agreement with US Bancorp Fund Services, LLC, the Portfolio’s transfer agent (“US Bancorp”), Calamos Financial Services LLC (“CFS”) provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual aggregate fee of $175,000, paid in monthly installments, for providing these services which relate to Calamos Advisors Trust and Calamos Investment Trust. Also, US Bancorp pays license fees to unaffiliated third parties for CFS’ utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp. The Portfolio has not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Portfolio to US Bancorp have not increased as a result thereof.

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $89,733 is included in “Other assets” on the Statement of Assets and Liabilities at June 30, 2014. The Portfolio’s obligation to make payments under the Plan is a general obligation of the Portfolio and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at June 30, 2014.

Note 3 – Investments

The cost of purchases and proceeds from the sale of long-term investments for the period ended June 30, 2014 were as follows:

Cost of purchases	$5,043,265
Proceeds from sales	6,443,882

19

Notes to Financial Statements    (Unaudited)

The following information is presented on a federal income tax basis as of June 30, 2014. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at June 30, 2014 was as follows:

Cost basis of investments	$22,732,629

Gross unrealized appreciation	5,668,579
Gross unrealized depreciation	(137,757)

Net unrealized appreciation (depreciation)	$5,530,822

Note 4 – Income Taxes

The tax character of distributions for the period ended June 30, 2014 will be determined at the end of the Portfolio’s current fiscal year.

Distributions for the year ended December 31, 2013 were characterized for federal income tax purposes as follows:

Distributions paid from:
Ordinary income	$293,138
Long-term capital gains	1,216,869

As of December 31, 2013, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$21,963
Undistributed capital gains	310,674

Total undistributed earnings	332,637
Accumulated capital and other losses	—
Net unrealized gains/(losses)	5,187,296

Total accumulated earnings/(losses)	5,519,933
Other	(62,612)
Paid-in capital	22,713,572

Net assets applicable to common shareholders	$28,170,893

The Regulated Investment Company Modernization Act of 2010 (the “Act”) modernized various tax rules for regulated investment companies, and was effective for taxable years beginning after the enactment date of December 22, 2010. One significant change was to the treatment of capital loss carryforwards. Now, any capital losses recognized will retain their character as either short-term or long-term capital losses, will be utilized before the pre-Act capital loss carryforwards, and will be carried forward indefinitely, until applied in offsetting future capital gains.

Note 5 – Derivative Instruments

Foreign Currency Risk.  The Portfolio engages in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. To mitigate the counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Portfolio and the counterparty and the amount of collateral due from the Portfolio or to a counterparty has to exceed a minimum transfer amount

20	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

threshold before a transfer has to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The Portfolio’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the Portfolio on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Portfolio realizes a gain or loss when a position is closed or upon settlement of the contracts. As of June 30, 2014, the Portfolio had outstanding forward foreign currency contracts as listed on the Schedule of Investments.

Equity Risk.  The Portfolio engages in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Portfolio may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Portfolio may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Portfolio, on broad-based securities indexes, or certain ETFs.

When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Portfolio do not typically give rise to counterparty credit risk since options written obligate the Portfolio and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Portfolio because the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of June 30, 2014, the Portfolio had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Forward foreign currency contracts (1)	$1,704	$3,134
Options purchased (2)	194,470	—

	$196,174	$3,134

21

Notes to Financial Statements    (Unaudited)

The following table presents the outstanding derivative contracts, organized by counterparty, that are subject to enforceable master netting agreements as of June 30, 2014:

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES

	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Bank of America N.A.	ISDA	$73	$—	$—	$73	$—
Northern Trust Company	ISDA	31	1,580	—	—	1,549
Other derivatives (3)		1,600	1,554	—	1,600	1,554

		$1,704	$3,134	$—	$1,673	$3,103

(1)

Generally, the Statement of Assets and Liabilities location for Forward foreign currency contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.

(2)	Generally, the Statement of Assets and Liabilities location for Options purchased is investments in securities.

(3)	Other derivatives are not subject to a master netting agreement which include forward foreign currency contracts.

For the period ended June 30, 2014, the volume of derivative activity for the Portfolio is reflected below:*

DERIVATIVE ACTIVITY
Forward foreign currency contracts	$1,676,671
Options purchased	64

*	Activity during the period is measured by opened number of contracts for options purchased and opened forward foreign currency contracts (measured in notional).

NOTE 6 – SECURITIES LENDING

The Portfolio may loan one or more of its securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Portfolio. The Portfolio continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the collateral. Upon receipt of cash or cash equivalent collateral, the Portfolio’s securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Portfolio records the investment of collateral as an asset and the value of the collateral as a liability on the Statements of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Funds will record unrealized depreciation equal to the decline in value of the invested collateral. The Portfolio may pay reasonable fees to persons unaffiliated with the Portfolio for services in arranging these loans. The Portfolio has the right to call a loan and obtain the securities loaned at any time. The Portfolio does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing its rights. In an effort to reduce these risks, the Portfolio’s security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which the Portfolio lends securities. At June 30, 2014, the Portfolio held securities valued at $484,888 that were on loan to broker-dealers and banks and received $485,580 in cash or cash equivalent collateral.

Note 7 – Fair Value Measurements

Various inputs are used to determine the value of the Portfolio’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

22	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Portfolio’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Portfolio’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Portfolio’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$8,253,456	$—	$8,253,456
Synthetic Convertible Securities (Corporate Bonds)	—	944,627	—	944,627
Synthetic Convertible Securities (Purchased Options)	194,470	—	—	194,470
Convertible Preferred Stocks	1,759,268	1,001,697	—	2,760,965
Common Stocks	14,769,043	—	—	14,769,043
Short Term Investment	1,340,890	—	—	1,340,890
Cash Collateral for Securities Loaned	233,912	250,976	—	484,888
Forward Foreign Currency Contracts	—	1,704	—	1,704

Total	$18,297,583	$10,452,460	$—	$28,750,043

Liabilities:
Cash Collateral for Securities Loaned	$—	$484,888	$—	$484,888
Forward Foreign Currency Contracts	—	3,134	—	3,134

Total	$—	$488,022	$—	$488,022

23

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.48		$14.07	$13.41	$13.88	$12.69	$9.37
Income from investment operations:
Net investment income (loss)(a)	0.10		0.20	0.21	0.18	0.21	0.26
Net realized and unrealized gain (loss)	0.66		2.09	0.92	(0.44)	1.23	3.36
Total from investment operations	0.76		2.29	1.13	(0.26)	1.44	3.62
Distributions:
Dividends from net investment income	(0.06)		(0.17)	(0.29)	(0.21)	(0.25)	(0.30)
Dividends from net realized gains	(0.18)		(0.71)	(0.18)	—	—	—
Total distributions	(0.24)		(0.88)	(0.47)	(0.21)	(0.25)	(0.30)
Net asset value, end of period	$16.00		$15.48	$14.07	$13.41	$13.88	$12.69
Ratios and supplemental data:
Total return(b)	5.00%		16.40%	8.43%	(1.87% )	11.59%	39.42%
Net assets, end of period (000)	$28,130		$28,171	$26,645	$25,105	$26,574	$25,868
Ratios of net expenses to average net assets	1.39%	(c)	1.39%	1.35%	1.41%	1.43%	1.30%
Ratios of gross expenses to average net assets prior to expense reductions	1.39%	(c)	1.39%	1.35%	1.41%	1.43%	1.30%
Ratios of net investment income (loss) to average net assets	1.31%	(c)	1.37%	1.46%	1.27%	1.62%	2.46%
Portfolio turnover rate	19.1%		63.8%	44.1%	55.9%	55.1%	67.0%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions.

(c)	Annualized.

24	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Advisors Trust

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Advisors Trust (the “Trust”), comprised solely of the Calamos Growth and Income Portfolio (the “Portfolio”), as of June 30, 2014, and the related interim statements of operations and changes in net assets and the financial highlights for the semi-annual period then ended. These interim financial statements and financial highlights are the responsibility of the Trust’s management.

We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets of the Portfolio for the year ended December 31, 2013 and the financial highlights for each of the five years then ended, and in our report dated February 4, 2014, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Chicago, Illinois

August 6, 2014

25

Trustee Approval of the Management Agreement    (Unaudited)

The Board of Trustees of Calamos Advisors Trust (“Board”) oversees the Portfolio’s management, and, as required by law, determines annually whether to continue the Trust’s management agreement with Calamos Advisors. Under the management agreement Calamos Advisors serves as the investment manager and administrator for the Trust and the Portfolio. The “Independent Trustees,” who comprise more than 75% of the Board, have never been affiliated with Calamos Advisors.

In connection with its most recent consideration regarding continuation of the management agreement, the Board received and reviewed a substantial amount of information provided by Calamos Advisors in response to detailed requests by the Independent Trustees and their independent legal counsel. During the course of their consideration of the management agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of Calamos Advisors, they met separately in executive session with their counsel.

At a meeting on June 26, 2014, based on its evaluation of the information referred to above, and other information, the Board determined that the overall arrangements between the Portfolio and Calamos Advisors were fair and reasonable in light of the nature, extent and quality of the services provided by Calamos Advisors and its affiliates, the fees charged for those services and other matters that the Board considered relevant in the exercise of its business judgment. At that meeting, the Board, including all of the Independent Trustees, approved the continuation of the management agreement through July 31, 2015, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, extent and quality of the services provided by Calamos Advisors to the Portfolio, (ii) the investment performance of the Portfolio as well as performance information for comparable funds and other, comparable clients of Calamos Advisors, (iii) the fees and other expenses paid by the Portfolio as well as expense information for comparable funds and for other, comparable clients of Calamos Advisors, (iv) the profitability of Calamos Advisors and its affiliates from their relationship with the Portfolio, (v) whether economies of scale may be realized as the Portfolio grows, and whether such fee levels share economies of scale with Portfolio investors, and (vi) other benefits to Calamos Advisors from its relationship with the Portfolio. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreement, and each Board member may have attributed different weights to the factors considered.

Nature, Extent and Quality of Services.  The Board’s consideration of the nature, extent and quality of the services provided by Calamos Advisors to the Portfolio took into account the knowledge gained from the Board’s meetings with Calamos Advisors throughout the prior year. In addition, the Board considered: (i) Calamos Advisors’ long-term history of managing the Portfolio, (ii) the consistency of investment approach, (iii) the background and experience of Calamos Advisors’ investment personnel responsible for managing the Portfolio, and (iv) Calamos Advisors’ performance as administrator of the Portfolio, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed Calamos Advisors’ resources and key personnel involved in providing investment management services to the Portfolio, including the time that investment personnel devote to the Portfolio. The Board also considered compliance reports about Calamos Advisors from the Portfolio’s Chief Compliance Officer. The Board concluded that the nature, extent and quality of the services provided by Calamos Advisors to the Portfolio were appropriate and consistent with the management agreement, and that the Portfolio was likely to continue to benefit from services provided under its management agreement with Calamos Advisors.

Investment Performance of the Portfolio.  The Board considered the Portfolio’s investment performance over various time periods, including how the Portfolio performed compared to the median performance of a group of comparable funds (the Portfolio’s “Category Median”) selected by Morningstar, Inc. (“Morningstar”), an independent data service provider. The performance periods considered by the Board ended on March 31, 2014.

The Board considered that the Portfolio outperformed its Category Median during the one- and ten-year periods, although the Portfolio underperformed its Category Median during the three- and five-year periods. The Board noted the Portfolio’s improved recent short-term performance, noting that the Portfolio’s one-year performance went from under-performing to out-performing its Category Median on a year-over-year basis. The Board also considered that the Portfolio consists of three shareholders and that the Adviser has discussed the Portfolio performance and make-up with each of those shareholders.

Costs of Services Provided and Profits Realized by Calamos Advisors.  Using information provided by Morningstar, the Board evaluated the Portfolio’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size,

26	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Trustee Approval of the Management Agreement    (Unaudited)

character and investment strategy (the Portfolio’s “Expense Group”), and the Portfolio’s total expense ratio compared to the median total expense ratio of the Portfolio’s Expense Group.

The Board also reviewed Calamos Advisors’ management fee rates for its institutional separate accounts and for its sub-advised funds (for which Calamos Advisors provides portfolio management services only). The Board took into account Calamos Advisors’ assertion that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Portfolio, the differences reflected Calamos Advisors’ greater level of responsibilities and significantly broader scope of services regarding the Portfolio, and the more extensive regulatory obligations and risks associated with managing the Portfolio, and other financial considerations with respect to the Portfolio.

In addition, the Board generally considered Calamos Advisors’ costs, including costs associated with technology, infrastructure and compliance necessary to manage the Portfolio. The Board reviewed Calamos Advisors’ methodology for allocating costs among Calamos Advisors’ lines of business. The Board also considered information regarding the structure of Calamos Advisors’ compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of Calamos Advisors in serving as the Portfolio’s investment manager. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board also reviewed the annual report of Calamos Advisors’ parent company and discussed its corporate structure.

The Board considered that the Portfolio’s management fee rate and total expense ratio, which reflects the total fees paid by an investor, are both higher than the respective medians of the Portfolio’s expense group.

After its review of all the matters addressed, including those outlined above, the Board concluded that the rate of management fee paid by the Portfolio to Calamos Advisors was reasonable in light of the nature, extent and quality of the services provided, and was in the best interests of Portfolio shareholders.

Economies of Scale.  The Board considered whether the Portfolio’s management fee shares with shareholders potential economies of scale that may be achieved by Calamos Advisors. The Board concluded that the fee schedule for the Portfolio was appropriate at current asset levels.

Other Benefits Derived from the Relationship with the Portfolio.  The Board considered other benefits that accrue to Calamos Advisors and its affiliates from their relationship with the Portfolio. The Board concluded that, other than the services to be provided by Calamos Advisors and its affiliates pursuant to their agreements with the Portfolio and the fees payable by the Portfolio for such services, the Portfolio and Calamos Advisors may potentially benefit from their relationship with each other in other ways.

The Board also considered Calamos Advisors’ use of a portion of the commissions paid by the Portfolio on its portfolio brokerage transactions to obtain research products and services benefiting the Portfolio and/or other clients of Calamos Advisors and concluded, based on reports from the Portfolio’s Chief Compliance Officer, that Calamos Advisors’ use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in its consideration, the Board, including all of the Independent Trustees, concluded that the continuation through July 31, 2015 of the management agreement for the Portfolio with Calamos Advisors was in the best interest of the Portfolio and its shareholders.

27

A description of the Calamos Proxy Voting Policies and Procedures is available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Advisors LLC, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Portfolio’s proxy voting record for the twelve month period ended June 30, 2014, is also available free of charge upon request by calling or writing Calamos Advisors LLC and by visiting the SEC website at http://www.sec.gov. The Portfolio files a complete list of its portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Form N-Q is available free of charge, upon request, by calling or writing Calamos Advisors LLC or by visiting the SEC website. You may also review or, for a fee, copy the form at the SEC’s Public Reference Room in Washington, D.C. 1.800.SEC.0330.

CALAMOS ADVISORS TRUST

This report, including the audited financial statements contained herein, is submitted for general information for the contract owners of the Portfolio. The report is not authorized for distribution to prospective investors in the Portfolio unless it is accompanied by a currently effective prospectus of the Portfolio, and, after September 30, 2014, updated performance data for the most recently completed calendar quarter.

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© Calamos Investments, LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered trademarks of Calamos Investments, LLC.

KCLSAN 2146 2014

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics — Not applicable.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer

Date: August 6, 2014

By:	/s/ Nimish S. Bhatt
Name: Nimish S. Bhatt
Title: Principal Financial Officer

Date: August 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer

Date: August 6, 2014

By:	/s/ Nimish S. Bhatt
Name: Nimish S. Bhatt
Title: Principal Financial Officer

Date: August 6, 2014